UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2016

JAGUAR ANIMAL HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On April 21, 2016, Jaguar Animal Health, Inc. (the “Company”) entered into the First Amendment to Loan and Security Agreement and Waiver (the “First Amendment”) with Hercules Capital, Inc. (f/k/a Hercules Technology Growth Capital, Inc.), a Maryland corporation, as administrative agent (“Hercules”), and the lender party thereto (the “Lender”), which amends certain terms of the Company’s Loan and Security Agreement, dated August 18, 2015, by and among the Company, its Qualified Subsidiaries, several banks and other financial institutions or entities from time to time party thereto, and Hercules (the “Original Loan Agreement,” and together with the First Amendment, the “Loan Agreement”).

Among its other provisions, the First Amendment modified the repayment amortization schedule, providing a four-month period of interest-only payments from May through August 2016, and decreased the minimum cash balance amount that the Company is required to maintain from $3,000,000 to $1,144,297.06.

In connection with the entry into the First Amendment, the Company made a prepayment of $1,500,000 of the principal amount of the term loan (the “Prepayment Amount”) with restricted funds that the Company is required to maintain pursuant to the Loan Agreement.  As set forth in the First Amendment, Hercules and the Lender agreed to waive certain provisions of the Loan Agreement with respect to the Prepayment Amount, including the requirement under Section 2.4 of the Loan Agreement that prepayments thereunder equal the entire principal balance of the term loan and all accrued and unpaid interest thereon and that the Company pay a prepayment charge in connection with any prepayment of the term loan.

The foregoing is a summary of the First Amendment and is qualified in its entirety by reference to the complete text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference under this Item 2.03.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description
10.1	First Amendment to the Loan and Security Agreement and Waiver, dated as of April 21, 2016, by and among Jaguar Animal Health, Inc., Hercules Capital, Inc., and the lender party thereto.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR ANIMAL HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: April 26, 2016

3